UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 6, 2026

MINERALYS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41614	84-1966887
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Radnor Chester Road, Suite F200 Radnor, Pennsylvania 19087
(Address of principal executive offices) (Zip Code)
(888) 378-6240
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MLYS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On March 9, 2026, Mineralys Therapeutics, Inc. (the Company) issued a press release announcing U.S. Food and Drug Administration (FDA) acceptance of its New Drug Application (NDA) for lorundrostat for the treatment of adult patients with hypertension in combination with other antihypertensive drugs and topline results from the Company’s Phase 2 Explore-OSA exploratory trial. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.
Item 8.01. Other Events.
On March 6, 2026, the FDA notified the Company that its NDA for lorundrostat for the treatment of adult patients with hypertension in combination with other antihypertensive drugs had been accepted. The FDA also assigned a Prescription Drug User Fee Act target action date of December 22, 2026.
On March 9, 2026, the Company issued a press release announcing topline results from the Phase 2 Explore-OSA exploratory trial.
The Explore-OSA trial was a Phase 2 exploratory trial of lorundrostat in forty-eight participants with an average body mass index(BMI) of 38.2 kg/m2, an average apnea-hypopnea index (AHI) of 48.5 events/hr and an average systolic blood pressure (BP) of 142.3 mmHg (range 131-175 mmHg). After four weeks of treatment, lorundrostat 50 mg dosed in the evening did not demonstrate a clinically meaningful difference relative to placebo on the AHI, the primary endpoint.
At week four, the trial demonstrated an 11.1 mmHg (p < 0.0001) and a 1.0 mmHg (p = NS) BP reduction with lorundrostat and placebo, respectively, in the pre-planned parallel arm analysis of the first period. There was a 6.2 mmHg placebo-adjusted reduction (p < 0.0003) in BP in the crossover analysis.
Lorundrostat demonstrated a favorable safety profile and was well tolerated, with no serum potassium excursions above 5.5 mmol/L. Analysis is ongoing for other endpoints in the trial and will be reported in future publications or medical meetings.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release Issued on March 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2026	MINERALYS THERAPEUTICS, INC.

	By:	/s/ Adam Levy

	Name:	Adam Levy

	Title:	Chief Financial Officer and Secretary